UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 6, 2018

Master Key Global, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Wyoming	333-185146	45-4924646
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

106 E. Lincolnway Blvd. Ste 307
Cheyenne, WY 82001
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(408) 402-1573
(ISSUER TELEPHONE NUMBER)

U-Mind Space, Inc.
99 South Almaden Blvd. Suite 600
San Jose, CA 95113
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01	Other Events.

Name Change

On October 30, 2018, the board of directors (the "Board") of U-Mind Space, Inc. (the "Company") approved an amendment to the Company's Articles of Incorporation (the "Amendment", as amended to date, to change the name of the Company to Master Key Global, Inc., and to recommend the Amendment  to the Company's shareholders for their approval.

On October 30, 2018, Sehee Lee, the Company's majority and controlling shareholder, approved the Amendment and the change of the Company's name.

On October 31, 2018, the Company filed the Articles of Amendment with the Wyoming Secretary of State to effectuate the change of the Company's name to Master Key Global, Inc.  The Company also filed an Amended Annual Report to reflect the changes in officers of the Company.

Resignation of Officer and Director; Appointment of New Officer

Also on October 30, 2018, Jae Yoon Chung, the Company's Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer, and director resigned from all positions with the Company, effective immediately.

There were no disagreements between Mr. Chung and the Company relating to Mr. Chung's resignation.

The Board agreed to accept Mr. Chung's resignation, and appointed Sehee Lee as the Company's Chief Executive Officer, President, Chief Financial Officer, Secretary, and Treasurer effective immediately.

Mr. Lee has been serving as the Chairman of the Board since August 2017.

Biographical Information

Sehee Lee, 55, graduated from Seoul National University in Seoul, South Korea with a BA degree in German Language and Literature. He began his career in international business in 1987 with Kolon International, Ltd. and during the early years of the Internet, he joined Solvit Media, Ltd. in 1994. Mr. Lee has extensive business experience in areas ranging from international trade, insurance, information technology, IP telephony, virtual life, and 3-D films. He has worked with major US insurance companies such as Metropolitan Life Insurance and established several corporations such as DVN, LLC (Digital Voice Network), Solvit Trade & Consulting, Inc. ("Solvit"), and inDSP, LLC (Digital Stereoscopic Pictures). He has managed firms in their marketing management and product strategy from its product life cycles; from concept, to development and maturity. As the Chairman of the Company, Mr. Lee has been engaged in developing virtual reality, e-commerce technology and artificial intelligence (AI) programs to provide consumer sub-consciousness behavior oriented commerce platforms.  From 2002 through the present, Mr. Lee has been the CEO/President of Solvit, a business advisory firm that provides knowledge and services to foreign companies seeking to enter the US markets.

There are no family relationships between Mr. Lee and any other directors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

3	Articles of Amendment filed with Wyoming Secretary of State

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Master Key Global, Inc.

Date: November 6, 2018
By:/s/ Sehee Lee
Name: Sehee Lee
Title: President, Chief Executive Officer